November 2022 Corporate Presentation Advancing Medicines for Female Cancers

Important Notice and Disclaimers Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement. In some cases, you can identify forward- looking statements by terminology such as “may”, “will”, “should”, “plan”, “predict”, “expect,” “estimate,” “anticipate,” “intend,” “goal,” “strategy,” “believe,” “could”, “would”, “potential”, “project”, “continue” and similar expressions and variations thereof. Forward-looking statements may include statements regarding the Company’s business strategy, cash flows and funding status, potential growth opportunities, clinical development activities, the timing and results of preclinical research, clinical trials and potential regulatory approval and commercialization of product candidates. Although the Company believes that the expectations reflected in such forward- looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in documents the Company has filed with the SEC. These forward-looking statements speak only as of the date of this presentation and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. 2 Context Therapeutics Inc. - November 2022 Certain information contained in this Presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. While the Company believes its internal research is reliable, such research has not been verified by any independent source. All the scientific and clinical data presented within this presentation are – by definition prior to completion of the clinical trial and a clinical study report – preliminary in nature and subject to further quality checks including customary source data verification. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Forward Looking Statement

Context Therapeutics Overview Context Therapeutics Inc. - November 20223 Company Overview Focus on Women’s Oncology • Unmet clinical need in breast, ovarian, and endometrial cancers ONA-XR oral PR antagonist • ONA-XR is a novel, potentially first-in-class progesterone receptor (PR) antagonist • Endometrial Phase 2 trial initial data reports 4-month PFS rate of 77%1 • In November 2022, initiated Phase 1b/2 ELONA trial. On track for Phase 1b data in Q4 2023 • 2L/3L metastatic breast cancer initial data to be presented in December 2022 CLDN6 x CD3 bispecific antibody • Claudin 6 (CLDN6) is uniquely expressed in certain adult and pediatric cancers • Developing a highly selective CLDN6 x CD3 bispecific antibody • On track for Candidate selection in Q4 2022 and IND submission in Q1 2024 Cash Guidance • Expected cash runway into Q1 2024 1 Data cut off as of September 30, 2022; preliminary raw data

Unmet Need in Female Cancers Prevalence of Metastatic Female Cancers in EU5, Japan, and US Company Overview Context Therapeutics Inc. - November 20224 Source: secondary epidemiologic estimates, 2020 estimates 89,000 28,000 25,000 104,000 30,000 28,000 35,000 12,000 11,000 - 50,000 100,000 150,000 200,000 250,000 Breast Cancer Ovarian Cancer Endometrial Cancer P a ti e n ts US EU5 JP2 Within the G7 countries, it is estimated that there are over 355,000 patients living with metastatic breast, ovarian, or endometrial cancer

Company Overview

Pipeline

Cancer	Clinical Indication	Preclinical	Phase 1 Clinical	Phase 2 Clinical	Milestones
ONA-XR (PR antagonist)[1]					
Breast Cancer	2L/3L ER+,PR+,HER2- Combination w/ elacestrant	Phase 1b/2 ELONA Trial			Initiate Q4 2022 ☑ Phase 1b data Q4 2023
	2L/3L ER+,PR+,HER2- Combination w/ fulvestrant	*Phase 2 SMILE Trial			Initial data Dec 2022
Endometrial Cancer	Recurrent PR+ Endometrioid Combination w/ anastrozole	*Phase 2 Trial			Initial data Q4 2022 ☑ Data update mid-2023
Ovarian Cancer	Recurrent PR+ Granulosa Cell Tumor Combination w/ anastrozole	*Phase 2 Trial			Initial data Q4 2022 ☑ Data update mid-2023
CLDN6xCD3 bispecific antibody					
	CLDN6-positive cancers				Candidate selection Q4 2022 IND submission Q1 2024

1 Tyligand Biosciences Ltd licensed rights to ONA-XR in China, HK, Macau
* Investigator Sponsored Trial

5 Context Therapeutics Inc. - November 2022

ONA-XR Progesterone Receptor Antagonist 6 Context Therapeutics Inc. - November 2022

Onapristone Extended Release (ONA-XR) Context Therapeutics Inc. - November 20227 ONA-XR Program Mechanism of Action • Onapristone (ONA) is a progesterone receptor (PR) antagonist that suppresses PR oncogenic signaling • PR oncogenic signaling is associated with breast, ovarian, and endometrial cancer • Onapristone is the only PR antagonist that blocks both ligand-dependent and ligand-independent PR activation1 Dosing and Administration • ONA-XR is an extended-release (XR) tablet form of onapristone (ONA) • 50 mg administered orally twice per day Clinical Data With Immediate Release Formulation • 56% overall response rate (ORR) in patients with advanced or metastatic 1L ER+,PR+,HER2- breast cancer2 • Immediate release formulation associated with liver enzyme elevations3,4 Clinical Data With Extended Release Formulation5,6 • Extended release formulation mitigates liver enzyme elevations; no treatment-related severe adverse events to date • Preliminary 4-month progression free survival (PFS) rate of 77% in ongoing Phase 2 endometrial cancer trial Intellectual Property • IP protection through at least 2034 assuming no additional patent filings or patent term extensions • ONA-XR is a New Chemical Entity (NCE) 1 Huang, Mol Can Res, 2019 2 Robertson et al., J Eur Cancer, 1999 3 Cottu et al., PLOS One, 2019 4 Lewis et al., Drug Safety, 2020 5 Data referenced as of September 30, 2022 6 As assessed by study Investigator

ONA-XR Program

Mechanism of Action

Blocking cancer growth by combining antiestrogen and antiprogestin therapies


Antiestrogens
aromatase inhibitors, SERM, SERCA,
injectable SERD, oral SERD
Antiprogestin
ONA-XR
Stimulus
Estrogen
Progesterone
Cancer Driver
Cell Survival
Proliferation
Stemness
Immune Evasion
Outcome
Cancer Growth and Metastasis

8 Context Therapeutics Inc. - November 2022

ONA-XR Program

PR Regulates Cancer Drivers of Stemness and Immune Evasion

PR Promotes Cancer Cell Stemness and Metasteses[1]


AURKA
Alisertib
LY-3295668
Onapristone
Mifepristone
STAT3
Ser-727
PR
Ser-294
KLF4
GAS
PRE
Stemness Plasticity
Endocrine Resistance

- Cancer plasticity and endocrine therapy resistance is mediated through AURKA phosphorylation of S727-STAT3 and S294-PR transcription factors that favors their co-recruitment in the promoter region of KLF4 stemness reprogramming gene

PR Restricts Immune Recognition of Cancer Cells[2]


67NR-PR Tumor Volume
Average Vol (mm^3)
350
300
250
200
150
100
50
0
Placebo
Onapristone
Mifepristone
**
14
18
21
25
Days post implanation

- Antiprogestins onapristone and mifepristone inhibited tumor growth in syngeneic (67NR-PR) tumor model in BALB/C mice
- Antiprogestins had limited tumor growth inhibition in immune-deficient (NOD/SCID) mice (data not shown)

9 Context Therapeutics Inc. - November 2022

1 D'Assoro, AACR Annual Meeting 2022
2 Werner, AACR Annual Meeting 2022

Completed Clinical Trials Summary of select clinical trials evaluating onapristone with IR or XR formulation Onapristone Treatment Stage Patients (n) Clinical Indication Prior Treatments Median (range) Biomarker Data IR (100 mg QD) Ph 2 19 Breast Cancer First line (1L) advanced or metastatic Hormone naïve 56% ORR1 67% CBR 14.0 month PFS IR (100 mg QD) Ph 2 101 Breast Cancer Second line (2L) advanced or metastatic 1 (1-2) 10% ORR2 48% CBR 4.0 month PFS XR (50 mg BID) Ph 2 14 Granulosa Cell Tumor of Ovary Advanced or Metastatic 4 (2-17) PR+ 35% CBR3 12 month PFS rate of 20% XR (10-50 mg BID) Ph 1 13 Ovarian Cancer Advanced or Metastatic 4 (2-10) PR+ 8% ORR4 6 month PFS rate of 31% XR (10-50 mg BID) Ph 1 20 Breast Cancer Advanced or Metastatic 9 (2-14) PR+ 25% DCR4 6 month PFS rate of 15% ONA-XR Program Context Therapeutics Inc. - November 202210 IR = immediate release; XR = extended release 1 Robertson, Eur J Cancer, 1999 2 Jonat, Endocrine Therapy of Breast Cancer, 2002 3 Grisham, ASCO Annual Meeting 2022 4 Cottu, PLoS One, 2018

Key Ongoing Clinical Trials ONA-XR Program Context Therapeutics Inc. - November 202211 Treatment Stage Patients (n) Clinical Indication Biomarker Key Inclusion and Exclusion Criteria Collaborator Data Update1 ONA-XR + Anastrozole Ph 2 25 Endometrial Cancer PR+ • Must have received at least one prior treatment with a platinum/taxane chemotherapy • 12 patients enrolled • 4-month PFS rate of 77% • No treatment-related SAE ONA-XR + Anastrozole Ph 2 25 Granulosa Cell Tumor of the Ovary PR+ • Must have received at least one prior chemotherapy regimen • 14 patients enrolled • No treatment-related SAE ONA-XR + Fulvestrant Ph 2 39 Breast Cancer (2L/3L) SMILE Trial PR+ • Must have received prior CDK4/6 inhibitor therapy • One line of prior chemotherapy in metastatic setting allowed ONA-XR + Elacestrant Ph 1b/2 67 Breast Cancer (2L/3L) ELONA Trial PR+ • Must have received prior CDK4/6 inhibitor therapy • ≥50% patients with ESR1 mutant • No prior chemotherapy in metastatic setting 1 Data cut off as of September 30, 2022; preliminary raw data

ONA-XR Recurrent PR+ Endometrial Cancer 12 Context Therapeutics Inc. - November 2022

ONA-XR in PR+ Endometrial Cancer

Endometrial Cancer

- Endometrial cancer is the 4th most common cancer in women
  - Endometrial cancer is on the rise and is linked to obestiy[1,2]
  - ~13,000 patient deaths per year in the US[3]
  - Market is projected to grow from $1.5bn in 2020 to $5.1bn in 2029[5]
- Hormone signaling is a driver of endometrial cancer
  - Endometrial cancer is thought to be caused by excess hormone production that leads to endometrial hyperplasia and cancer
- Chemotherapy and surgery remain first line treatments
  - Primary treatment includes surgical removal of uterus, ovaries, and fallopian tubes followed by platinum/taxane chemotherapy
  - PD-1 antibodies (Keytruda, Jemperli) were recently approved in MSI-H and dMMR genetic subpopulations post-chemotherapy (~13-30% of population)[5]
  - Lenvima + Keytruda combination therapy is approved post-chemotherapy, however, tolerability can be challenging for patients[6]
- Antiestrogen therapy is currently used off-label
  - Hormonal therapy is an alternative treatment for patients who wish to preserve their fertility, and for those with metastatic or recurrent disease without curative options

~14,000 patients have recurrent endometrial cancer that cannot be fully removed via surgery[2]

34%

Of endometrial cancer patients are PR+[4]

1 American Cancer Society, Endometrial Cancer Risk Factors. (accessed Nov. 4, 2022)
2 Epic Oncology (Incidence, 1st/ 2nd line treated); epic Oncology physician survey 2019
3 Nation Cancer Institute, Endometrial Cancer Incidence Rising in the US and Worldwide (accessed Nov. 4, 2022)
4 Høgdall, Oncol Rep, 2007
5 Vinuesa and Webster, Nat Rev Drug Disc, 2022
6 Makker, NEJM, 2022

13 Context Therapeutics Inc. - November 2022

ONA-XR in PR+ Endometrial Cancer

Endometrial Cancer Patient Treatment Landscape[1]


Primary
• Surgical debulking
Adjuvant
• Chemotherapy
• Radiotherapy
1L
• Chemotherapy
Complete Response
Maintenance
• Watchful waiting
Disease Recurrence
Residual Tumor Burden
2L
• Chemotherapy
• Lenvima + Keytruda
• CPI (MSI-H, dMMR)
3L
• Antiestrogen
• Clinical trials

1L First Line (1L)

- Standard of Care (SOC) is carboplatin + paclitaxel
- mPFS of ~12 months

2L Second Line (2L)

- Treatment goal is disease stabilization for 4-6 months
- Lenvima + Keytruda poor tolerability associated with high discontinuation rate in patients

M Maintenance Line

- No approved therapies
- Treatment goal is disease stabilization for ≥4 months and to provide a high quality of life

Potential Target Indications for ONA-XR

3L Third Line (3L)

- Limited treatment options

14 Context Therapeutics Inc. - November 2022

1 National Comprehensive Cancer Network Clinical Practice Guidelines in Oncology. Uterine Neoplasms. v4.2021

ONA-XR + Anastrozole in PR+ Endometrial Cancer1 • Ongoing Phase 2 Trial ̶ Investigator-initiated, open label, multi-center, trial evaluating ONA-XR 50 mg BID in combination with the antiestrogen anastrozole 1 mg QD administered orally to treat women with ER+/PR+ endometrial adenocarcinoma who have received at least one prior platinum/taxane-based chemotherapy regimen ̶ Co-primary endpoints: 4-month PFS and ORR ̶ Secondary endpoints: DCR, DoR, safety, and quality of life • Efficacy ̶ The study has enrolled 12 of 25 planned patients ̶ 9 patients have completed at least one month of treatment ̶ 4-month PFS rate was 77% ̶ 12-month PFS rate was 33% ̶ 7 patients remain on the trial • Safety ̶ There have been no treatment-related serious adverse events reported • Updated data anticipated in mid-2023 ONA-XR in PR+ Endometrial Cancer Context Therapeutics Inc. - November 202215 1 Data cut off as of September 30, 2022; preliminary raw data All statements contained in this presentation are based on preclinical and clinical trial data related to an investigational molecule, ONA-XR. Development of this molecule is ongoing and, therefore, statements relating to study data to date should not be regarded as definitive reflections of safety, efficacy or the risk-benefit profile of the molecule

Benchmarking Against Single Agents ONA-XR + Anastrozole ONA-XR Anastrozole Trial Schilder (ongoing)1 Cottu 20182 PARAGON 20193 Patients (n) 12 (9 evaluable) 12 54 Lines of Prior Chemotherapy, n (%) 1 ≥2 8 (66) 4 (33) 4 (33) 8 (66) 50 (93) 4 (7) Treatment free interval (TFI) ≥6 months, n (%) 4 (33) 1 (8) 36 (70) 4-month PFS rate, n (%) 7 (77) 4 (33) ND 12-month PFS rate, n (%) 3 (33) 1 (8) 4 (7) mPFS (95% CI), months NE 2.0 (1.7-5.3) 2.7 (1.9-4.5) Side Effects Well tolerated Well tolerated Well tolerated ONA-XR in PR+ Endometrial Cancer Context Therapeutics Inc. - November 202216 1 Data cut off as of September 30, 2022; preliminary raw data 2 Cottu, PLoS One, 2018 3 Mileshkin, Gyn Onc, 2019

CLDN6xCD3 Bispecific Antibody Program 17 Context Therapeutics Inc. - November 2022

Claudin 6 (CLDN6) is an Emerging Oncology Target Opportunity • CLDN6 is a tumor-specific protein that is present at high surface density across adult and pediatric cancers1 • CLDN6 is expressed at very low levels or absent from normal adult tissue Challenge • CLDN6 antigen is conformationally-dependent, which limits the utility of traditional antibody discovery approaches • Antigen binding region is highly conserved with CLDN3, CLDN4, and CLDN9 • CLDN6 selectivity is required to avoid off-target liabilities identified in murine knockout studies with CLDN3 (pancreas), CLDN4 (kidney, pancreas), and CLDN9 (ear, gut) Target Validation • BNT211 CAR-T establishes Proof of Concept2: ‒ Novel CAR-T + mRNA vaccine evaluated in Phase 1 dose-escalation study in CLDN6+ solid tumors ‒ 50% response rate (ORR) in second dosing cohort Unmet Need • Selectivity: preferentially target CLDN6 over other CLDN proteins • Potency: specific lysis of CLDN6+ cancer cells over normal cells • Safety: activation of cytotoxic T cells without concomitant activation of free cytokines • Manufacturability: scalable process CLDN6 Program Context Therapeutics Inc. - November 202218 1 Faber MS, et al. Bispecific claudin-6 x CD3 antibodies AACR Annual Meeting; 2021; Virtual. Abstract 1860 2 Haanen JB, et al. BNT211: A Phase I trial. ESMO Annual Meeting; 2022; Paris, France. LBA38

CLDN6 is Selectively Expressed on Cancer Cells CLDN6 Program Context Therapeutics Inc. - November 202219 (a) adrenal gland, (b) fallopian tube, (c) kidney, (d) liver, (e) thyroid, (f) prostate, (g) esophagus, (h) stomach, (i) colon, (j) cerebrum, (k) cerebellum, (l) spinal cord. (m) thymus, (n) spleen, (o) bone marrow, (p) pancreas, (q) skin, (r) bladder, (s) placenta, (t) heart muscle, (u) striated muscle, (v) testis, (w) ovary, (x) lung (CA1) testicular cancer, (CA2) ovarian cancer, and (CA3) lung cancer Reinhard, Science, 2020 Normal Tissue Cancer Tissue

CLDN6 Program

CLDN6 Has the Potential to Reach a Large Patient Population

~62,500 patients per year in the US only in Relapse/Refractory Setting

Initial indications of interest based on:

- CLDN6 prevalence
- Patient population size
- Observed clinical responses
- Eligibility for Orphan or Rare Pediatric Designation

Selected Cancer indications	Incidence	R/R Incidence	CLDN6 Positive	Patient Population Based on R/R Incidence
Testicular	9,910	400	95%[1]	380
Ovarian	19,900	12,800	54-55%[1,2]	6,982
NSCLC	201,229	110,653	6-50%[3,4,5]	35,221
Malignant Rhabdoid	50	500	29-44%[1,2,6,7]	183
Gastric	26,380	11,090	13-55%[8,9]	3,771
Breast	290,600	43,800	2-41%[1,10,11]	9,417
Endometrial	65,900	12,500	20-31%[1,12,13]	3,188
Glioma	19,000	10,000	21%[8]	2,100
Bladder	81,180	17,100	2-8%[1,13]	855
SCLC	35,511	19,527	2%[1]	391

1 Reinhard, Science, 2020; 2 Wang, Diagn Pathol., 2013; 3 Gao, Oncol Lett., 2013; 4 Kohmoto, Gastric Cancer, 2020; 5 Lin, Diagn Pathol., 2013; 6 Micke, Intl J Cancer, 2014; 7 Soini, Pol J Path, 2022; 8 Antonelli, Brain Pathol., 2011; 9 Sullivan, Am J Surg Pathol., 2012; 10 Jia, Intl J Clin Exp Pathol., 2019; 11 Yafang, J Breast Cancer, 2011; 12 Kojima, Cancers, 2020; 13 Ushiku, Histopath., 2012

Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; CLDN6 target prevalence is based on IHC or RNAseq from published reports. Patient population derived from midpoint of CLDN6 positive population multiplied by R/R incident population.

20 Context Therapeutics Inc. - November 2022

Context Antibodies Display High Selectivity for CLDN61 CLDN6 Program Context Therapeutics Inc. - November 202221 1 Rucker, AACR Annual Meeting 2022 IM171 -10 -9 -8 -7 -6 0 50,000 100,000 150,000 Log [MAb], M M e a n F lu o re s c e n c e IM302 -10 -9 -8 -7 -6 0 50,000 100,000 150,000 Log [MAb], M M e a n F lu o re s c e n c e Benchmark -10 -9 -8 -7 -6 0 50,000 100,000 150,000 hCLDN6 hCLDN9 hCLDN3 hCLDN4 Log [MAb], M M e a n F lu o re s c e n c e IM301 IM302Benchmark 171 M e a n F lu o re s c e n c e IM302 -10 -9 -8 -7 -6 0 5 , 0 1 , 0 15 , 0 Log [MAb], M M e a n F lu o re s c e n c e Benchmark -10 -9 -8 -7 -6 0 50,000 100,000 150,000 hCLDN6 hCLDN9 hCLDN3 hCLDN4 Log [MAb], M M e a n F lu o re s c e n c e IM301 2Benchmark Key Takeaways • Benchmark (IMAB027/ASP1650; Astellas/Ganymed) exhibits off-target binding to CLDN9 • 1st generation Context mAb (IM301, IM302) exhibit high CLDN6 selectivity • 2nd generation Context mAb exhibit even greater CLDN6 selectivity than IM301 and IM302 (data not shown)

Development of Selective and Potent CLDN6 Bispecific Antibodies CLDN6 Program 1 Rucker, AACR Annual Meeting 2022 Context Therapeutics Inc. - November 2022 22 Bispecific antibodies retain high CLDN6 specificity1 Bispecifics induce robust T-cell dependent cytotoxicity1 • A diverse set of bispecific formats and derivatives thereof effectively induced T-cell dependent cell killing in OV90 ovarian tumor cells • Certain bispecific formats (green) and derivatives thereof were less potent (purple) than others • A diverse set of bispecific formats were evaluated, represented by a different color (red, orange, green, purple) • Binding to CLDN9 was not affected by Context bispecific format and was markedly lower compared to IMAB027 (black)

Corporate 23 Context Therapeutics Inc. - November 2022

Corporate Experienced Leadership Team • Experienced team with deep oncology experience • Our CMO led the clinical development of multiple blockbuster drugs for female cancers, including Kisqali, Arimidex, and Afinitor • Our management team is supported by a Board with strong public company operating and governance experience Focus on Execution Martin Lehr CEO and Director Tarek Sahmoud, MD, PhD Chief Medical Officer Alex Levit, Esq Chief Legal Officer Jennifer Minai, CPA Chief Financial Officer Chris Beck, MBA SVP Operations Priya Marreddy, MS VP Clinical Operations Context Therapeutics Inc. - November 202224

Recent and Key Anticipated Milestones ONA-XR 1H 2022 2H 2022 2023 2024 Breast – AACR preclinical update Breast – ELONA trial initiation Endometrial – Phase 2 initial data Granulosa Cell – Phase 2 initial data Breast – SMILE trial initial Phase 2 data Breast – ELONA trial Phase 1b data Context Therapeutics Inc. - November 202225 Corporate Claudin 6 1H 2022 2H 2022 2023 2024 Candidate selection IND submission

Corporate Investment Highlights Female Cancers Large Unmet Need Progesterone Receptor and Claudin 6 High-Value Targets Multiple Data Readouts in Q4 2022 Near-Term Milestones Deep Domain Experience, Track Record of Success Strong Team Expected Cash Runway into Q1 2024 Financial Strength Context Therapeutics Inc. - November 202226

ADVANCING MEDICINES FOR FEMALE CANCERS © CONTEXT THERAPEUTICS 2022

Appendix

Abbreviations

Clinical Trial Efficacy	
CBR (CR+PR+ **SD ≥6** mos)	Clinical benefit rate
CR	Complete response
DCR (CR+PR+ SD)	Disease control rate
DoR	Duration of response
mPFS	Median PFS
ORR (CR+PR)	Overall response rate
PFS	Progression free survival
SD	Stable disease
95% CI	95% confidence interval

Clinical Trial Safety	
AE	Adverse event
DLT	Dose-limiting toxicity
TRAE	Treatment-related adverse event
SAE	Serious adverse event

Diseases	
BC	Breast cancer
GCT	Granulosa cell tumor
NSCLC	Non-small cell lung cancer
SCLC	Small cell lung cancer

Other Terms	
1L	First Line
2L	Second Line
BID	Twice per day
CPI	Checkpoint inhibitor
dMMR	DNA mismatch repair
ER	Estrogen receptor
mAb	Monoclonal antibody
MSI-H	Microsatellite instability high
ND	Not determined
NE	Not evaluable
PK	Pharmacokinetics
PR	Progesterone receptor
QD	Once per day
QOL	Quality of life
SOC	Standard of care
TFI	Treatment free interval

Approved Drugs Mentioned	
Jemperli	Dostarlimab-gxly (GSK)
Lenvima	Lenvatinib (Eisai)
Keytruda	Pembrolizumab (Merck)

Medical Organizations / Conferences	
AACR	American Association for Cancer Research
ASCO	American Society of Clinical Oncology
ESMO	European Society for Medical Oncology
SABCS	San Antonio Breast Cancer Symposium

28 Context Therapeutics Inc. - November 2022